Goodwill	12 Months Ended
Mar. 31, 2018
Intangible Assets [Abstract]
Goodwill
Goodwill

Goodwill represents the excess of what we paid to acquire businesses over the fair value of their net assets at the acquisition date. We assess whether goodwill is recoverable each year by performing an impairment review.

Goodwill is recognised as an asset and is not amortised, but is tested for impairment annually or more frequently if events or changes in circumstances indicate a potential impairment. Any impairment is recognised immediately in the income statement and is not subsequently reversed.

Goodwill and fair value adjustments arising on the acquisition of a foreign entity are treated as assets and liabilities of the foreign entity and translated at the closing exchange rate.

Goodwill is allocated to cash-generating units and this allocation is made to those cash-generating units that are expected to benefit from the business combination in which the goodwill arose.

Impairment is recognised where there is a difference between the carrying value of the cash-generating unit and the estimated recoverable amount of the cash-generating unit to which that goodwill has been allocated. Any impairment loss is first allocated to the carrying value of the goodwill and then to the other assets within the cash-generating unit. Recoverable amount is defined as the higher of fair value less costs to sell and estimated value-in-use at the date the impairment review is undertaken.

Value-in-use represents the present value of expected future cash flows, discounted using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset for which the estimates of future cash flows have not been adjusted.

Impairments are recognised in the income statement and are disclosed separately.

Total £m
Net book value at 1 April 2016	5,315
Exchange adjustments	781
Net book value at 31 March 2017	6,096
Exchange adjustments	(652)
Net book value at 31 March 2018	5,444

The cost of goodwill at 31 March 2018 was £5,458 million (2017: £6,112 million) with an accumulated impairment charge of £14 million (2017: £16 million).

The amounts disclosed above as at 31 March 2018 include balances relating to the following cash-generating units: New York £3,137 million (2017: £3,512 million); Massachusetts £1,173 million (2017: £1,313 million); Rhode Island £436 million (2017: £488 million); and Federal £699 million (2017: £783 million).

Goodwill is reviewed annually for impairment and the recoverability of goodwill has been assessed by comparing the carrying amount of our operations described above (our cash-generating units) with the expected recoverable amount on a value-in-use basis. In each assessment, the value-in-use has been calculated based on five-year plan projections that incorporate our best estimates of future cash flows, customer rates, costs (including changes in commodity prices), future prices and growth. Such projections reflect our current regulatory rate plans taking into account regulatory arrangements to allow for future rate plan filings and recovery of investment. Our plans have proved to be reliable guides in the past and the Directors believe the estimates are appropriate.

The future economic growth rate used to extrapolate projections beyond five years is 2.3% (2017: 2.0%). The growth rate has been determined having regard to data on projected growth in US real gross domestic product (GDP). Based on our business’ place in the underlying US economy, it is appropriate for the terminal growth rate to be based upon the overall growth in real GDP and, given the nature of our operations, to extend over a long period of time. Cash flow projections have been discounted to reflect the time value of money, using a post-tax discount rate of 5.3% (2017: 5.4%). The equivalent pre-tax discount rate is 5.3% (2017: 5.4%) as no cash tax is payable in our five-year plan projections. The discount rate represents the estimated weighted average cost of capital of these operations.

In reaching this conclusion, the Directors have considered the potential future consequences regarding the manner in which Tax Reform will impact the Group and its future cash flows. The full implications of the new legislation on earnings and cash flows are still being reviewed, and will depend on the outcome of discussions with regulators.

In our US business, we are subject to federal and state taxes, however our regulatory arrangements require us to pass this cost back to our customers. The reduction in the corporation tax rate from 35% to 21% will be reflected through lower bills to customers, reducing our revenues (and tax costs) in future periods. For the purposes of the goodwill impairment exercise, we have reflected the lower billing levels through lower revenue forecasts as well as lower tax charges.

Historically, as a result of tax losses arising from claiming accelerated depreciation allowances, we have not paid substantial amounts of tax in the US. Accordingly, for IFRS purposes, we have recognised significant deferred tax liabilities in respect of these accelerated allowances. In accounting terms, Tax Reform triggers the remeasurement of our deferred tax liabilities from 35% to 21% which has resulted in the exceptional gain under IFRS (as disclosed in notes 4 and 6). However, the impact for our US business is that the amounts we have previously received from customers assuming a 35% federal tax rate must now be returned to customers. The precise manner and timing over which this occurs remains subject to agreement with our regulators. We are currently in discussions with regulators as to how best to adjust the customer bills for this purpose, and over what time period.

Offsetting this change will be the additional income we earn, since the rate base will grow faster. (Our rate base is net of deferred tax liabilities, which, as a result of Tax Reform, will now be smaller.) In overall terms we expect the outcome to be economically neutral.

In assessing the carrying value of goodwill, we have sensitised our forecasts to factor in a reduction in revenues and lower tax costs into our cash flow forecasts, but not reflected the impact of additional rate base growth on future earnings. While it is possible that a key assumption in the calculation could change, the Directors believe that no reasonably foreseeable change would result in an impairment of goodwill, in view of the long-term nature of the key assumptions and the margin by which the estimated value-in-use exceeds the carrying amount.